UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2021

Hydrofarm Holdings Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Canal Road Fairless Hills, PA 19030
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

IGE Acquisition

On October 25, 2021, Hydrofarm Holdings Group, Inc., (the “Company”) entered into a stock purchase and contribution agreement (the “Purchase Agreement”) with Hydrofarm, LLC, its wholly-owned indirect subsidiary (the “Buyer”), Bruce Zierk and Christopher Mayer (collectively, the “Sellers”), and Christopher Mayer, solely in his capacity as representative of the Sellers (the “Sellers’ Representative”), pursuant to which the Sellers agreed to (i) contribute 20% of the outstanding shares of Innovative Growers Equipment, Inc., an Illinois corporation (“IGE”), Innovative AG Installation, Inc., an Illinois corporation (“IAG”), Innovative Racking Systems, Inc., an Illinois corporation (“IRS”), and Innovative Shipping Solutions, Inc., an Illinois corporation (“ISS” and, together with IGE, IAG and IRS the “Sold Companies”) to the Company in exchange for approximately $11.6 million of the Company’s common stock, and (ii) sell 80% of the outstanding shares of the Sold Companies to Buyer for a purchase price of $46.4 million (the “Cash Consideration”), subject to customary adjustments at closing for working capital, transaction expenses and indebtedness of the Sold Companies and their respective subsidiaries (the “Acquisition”). The Purchase Agreement provides for $5.8 million of the Cash Consideration to be held in escrow against any indemnification claims for breaches of the Sellers’ representations, warranties, covenants and other obligations.  In connection with the Acquisition, the Company intends to enter into employment agreements with certain key employees of the Sold Companies.

Collectively, the Sold Companies and their respective subsidiaries are premier equipment suppliers to commercial growers throughout North America that specialize in the manufacture of horticulture benches, racking and LED lighting systems which complement the Company’s existing lineup of high performance, proprietary branded products.

The Acquisition is expected to close in November 2021, subject to customary closing conditions.  The Purchase Agreement includes customary representations, warranties and covenants regarding the Sellers, the Sold Companies and Buyer.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ended September 30, 2021.

Term Loan

On October 25, 2021, the Company and certain of its subsidiaries entered into the Credit and Guaranty Agreement with JPMorgan Chase Bank, N.A., as administrative agent for the lenders, pursuant to which it borrowed a $125.0 million term loan (“Term Loan”). The Term Loan is secured by a first lien on the non-working capital assets of the Company and a second lien on the working capital assets. The Term Loan bears interest at LIBOR (with a 1.0% floor) plus 5.50%, or an alternative base rate (with a 2.0% floor), plus 4.50%, and is subject to a call premium of 2% in year one, 1% in year two, and 0% thereafter, and matures on October 25, 2028. In connection with the Term Loan, the Company and certain of its subsidiaries entered into the Second Amendment to Credit Agreement (“Second Amendment”), dated as of October 25, 2021 with JPMorgan Chase Bank, N.A., as administrative agent for the lenders, pursuant to which it consented to the Term Loan and the lien priorities described above, and made certain conforming changes to the provisions of the Term Loan.

The foregoing descriptions of the Term Loan and the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the provisions of the Term Loan and the Second Amendment, copies of which will be filed as exhibits to the Company’s Form 10-Q for the quarter ended September 30, 2021.

Item 2.02	Results of Operations and Financial Condition.

On October 26, 2021, the Company issued a press release announcing the Acquisition, the Term Loan, its preliminary financial results for the third quarter ended September 30, 2021 and updating its full-year 2021 outlook.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"). The information contained in this Item 2.02 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated herein by reference.

The Company previously presented certain information in connection with the Term Loan, some of which has not been previously disclosed publicly by the Company, as set forth in the presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.2 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These statements include statements made about the Acquisition described above. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond the Company’s control, include risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filing made with the SEC on March 30, 2021. These forward-looking statements speak only as of the date hereof and should not be unduly relied upon. The Company disclaims any obligation to update these forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 26, 2021.

99.2	Lender Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: October 26, 2021	By:	/s/ William Toler
		Name:	William Toler
		Title:	Chief Executive Officer